EXHIBIT 16

Below is the schedule of computation for each performance quotation. The formula is as follows:

     P (1 + T)n = ERV

Where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods

BOND PORTFOLIO.
For  the  year  ended December 31, 1997:   For the period November 1, 1996 -
                                           December 31, 1996:
T = (1,098.10 / 1,000.00) 1/1 - 1          T = (994.00 / 1,000.00)1/1  - 1
T = 9.81%                                  T = (0.60)%
Therefore,                                 Therefore,
1,000.00 (1 + 9.81%) 1 = 1,098.10          1,000.00 (1 - 0.60%)1 = 994.00


EQUITY PORTFOLIO.
For  the  year  ended December 31, 1997:   For the period November 1, 1996 -
                                           December 31, 1996:
T = (1,214.60 / 1,000.00) 1/1 - 1          T = (1,056.00 / 1,000.00)1/1  - 1
T = 21.46%                                 T = 5.60%
Therefore,                                 Therefore,
1,000.00 (1 + 21.46%) 1 = 1,214.60         1,000.00 (1 + 5.60%)1 - 1 = 1,056.00


SMALL CAP PORTFOLIO.
For  the  year  ended December 31, 1997:   For the period November 1, 1996 -
December 31, 1996:
T = (1,132.30 / 1,000.00) 1/1 - 1          T = (1,072.00 / 1,000.00)1/1  - 1
T = 13.23%                                 T = 7.20%
Therefore,                                 Therefore,
1,000.00 (1 + 13.23%) 1 = 1,132.30         1,000.00 (1 + 7.20%)1 = 1,072.00

MODERATE GROWTH PORTFOLIO.
For  the  year  ended December 31, 1997:   For the period November 1, 1996 -
                                           December 31, 1996:
T = (1,127.30 / 1,000.00) 1/1 - 1          T = (1,011.00 / 1,000.00)1/1 - 1
T = 12.73%                                 T = 1.10%
Therefore,                                 Therefore,
1,000.00 (1 + 12.73%) 1 = 1,127.30         1,000.00 (1 + 1.10%)1 = 1,011.00

GROWTH PORTFOLIO.
For  the  year  ended December 31, 1997:   For the period November 1, 1996 -
                                           December 31, 1996:
T = (1,192.30 / 1,000.00) 1/1 - 1          T = (1,025.00 / 1,000.00)1/1 - 1
T = 19.23%                                 T = 2.50%
Therefore,                                 Therefore,
1,000.00 (1 + 19.23%) 1 = 1,192.30         1,000.00 (1 + 2.50%) 1 = 1,025.00

MAXIMUM HORIZON PORTFOLIO.
For  the  year  ended December 31, 1997:   For the period November 1, 1996 -
                                           December 31, 1996:
T = (1,236.90 / 1,000.00) 1/1 - 1          T = (1,044.00 / 1,000.00)1/1 - 1
T = 23.69%                                 T = 4.40%
Therefore,                                 Therefore,
1,000.00 (1 + 23.69%) 1 = 1,236.90         1,000.00 (1 + 4.40%) 1 = 1,044.00

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